SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2005

POWERWAVE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21507	11-2723423
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1801 E. St. Andrew Place

Santa Ana, CA 92705

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (714) 466-1000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On September 2, 2005, Powerwave Technologies, Inc., a Delaware corporation, completed the acquisition and assumption of selected assets and liabilities of REMEC, Inc.’s wireless systems business, pursuant to the Asset Purchase Agreement entered into by Powerwave and REMEC on March 13, 2005, and amended on July 11, 2005. As consideration for the purchased assets, Powerwave paid REMEC $40,000,000 in cash and issued to REMEC 10,000,000 shares of Powerwave Common Stock, $0.0001 par value per share, which shares were previously registered by Powerwave with the Securities and Exchange Commission pursuant to a Registration Statement on Form S-4, Registration Number 333-126525. A copy of the press release announcing the closing of this asset purchase transaction is attached hereto as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired

The financial statements of the business acquired as described in Item 2.01 above shall be filed by amendment to this Report within seventy-one days following the date hereof.

(b)	Pro Forma Financial information

The pro forma financial information relative to the acquired business as described in Item 2.01 above shall be filed by amendment to this Report within seventy-one days following the date hereof.

(c)	Exhibits

The following exhibit is furnished as part of this Report:

Exhibit Number	Description
99.1	Press release issued by Powerwave, dated September 2, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2005		POWERWAVE TECHNOLOGIES, INC

	By:	/s/ Kevin T. Michaels
Kevin T. Michaels
Senior Vice President, Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Powerwave, dated September 2, 2005.

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